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                                                                    EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
Applied Science and Technology, Inc.:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the joint proxy statement/prospectus.

                                                  /s/ KPMG LLP

Boston, Massachusetts
November 9, 2000